SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        AMENDMENT NO. 1 ON FORM 8-K/A TO
                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): July 16, 2002



                                Ault Incorporated
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                       0-12611                  41-0842932
----------------------------       ---------------------       ---------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



7105 Northland Terrace
Minneapolis, MN  55428-1028                                        55428
----------------------------------------                      ----------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (763) 592-1900

Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are therefore omitted.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------

         On July 16, 2002, Ault Incorporated (the "Company") purchased a portion of the operating assets of the Power General division of Nidec America Corporation (the "Seller") pursuant to an Asset Purchase Agreement between the Company and the Seller dated July 16, 2002 (the "Purchase Agreement").

         The Company filed a Current Report on Form 8-K on July 31, 2002 to report the closing of the transactions contemplated by the Purchase Agreement. The Company is filing this Amendment No. 1 on Form 8-K/A to Form 8-K to include financial statements and pro forma financial information required by Item 7 of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

         (a)      Financial Statements of Business Acquired

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and
Shareholder of Nidec America Corporation:

In our opinion, the accompanying statements of assets acquired and liabilities assumed and the related statements of net revenues and direct expenses present fairly, in all material respects, the assets acquired and liabilities assumed of the Power General Division of Nidec America Corporation as of April 1, 2001 and March 31, 2002 and the related statements of net revenues and direct expenses for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, the accompanying financial statements were prepared solely to present the assets acquired and liabilities assumed of the Power General Division of Nidec America Corporation acquired by Ault Incorporated pursuant to the Asset Purchase Agreement between Nidec America Corporation and Ault Incorporated, dated July 16, 2002, and the related statements of net revenues and direct expenses and are not intended to be a complete presentation of the assets and liabilities or the results of operations of the Power General Division of Nidec America Corporation.


PricewaterhouseCoopers L.L.P.


September 13, 2002

POWER GENERAL DIVISION OF NIDEC AMERICA CORPORATION
STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
APRIL 1, 2001 AND MARCH 31, 2002

                                               2001            2002
ASSETS
     Inventories:
         Raw materials                     $ 2,080,057     $ 1,914,346
         Work in process                       418,033         145,561
         Finished goods                        647,680         380,037
                                           -----------     -----------
                                             3,145,770       2,439,944
         Reserves                           (1,377,624)     (1,425,789)
                                           -----------     -----------
            Net Inventories                  1,768,146       1,014,155

     Machinery and equipment                 2,621,355       2,683,229
     Accumulated depreciation               (1,821,066)     (2,098,966)
                                           -----------     -----------
            Net machinery and equipment        800,289         584,263

                                           -----------     -----------
            Total assets acquired            2,568,435       1,598,418
                                           ===========     ===========

LIABILITIES
     Accrued liabilities:
         Vacation, holiday and sick pay        103,327         122,551
         Commissions                            63,078          26,192
         Distributor returns                    25,275          25,275
         Agency fees                            12,665          15,587
                                           -----------     -----------
            Total liabilities assumed          204,345         189,605

            Net assets acquired            $ 2,364,090     $ 1,408,813
                                           ===========     ===========


The accompanying notes are an integral part of these financial statements.

POWER GENERAL DIVISION OF NIDEC AMERICA CORPORATION
STATEMENTS OF NET REVENUES AND DIRECT EXPENSES
APRIL 1, 2001 AND MARCH 31, 2002

                                                     2001             2002

Net revenue                                     $ 21,835,994     $  5,388,657

Direct expenses:
     Cost of sales                                16,870,878        6,015,638


     Selling, administration and engineering       5,732,161        4,149,355

                                                ------------     ------------
         Total direct expenses                    22,603,039       10,164,993

                                                ------------     ------------
         Net revenue less direct expenses       ($   767,045)    ($ 4,776,336)
                                                ============     ============

1.       NATURE OF OPERATIONS AND BASIS OF PRESENTATION

         The Power General Division ("Power General") of Nidec America Corporation manufactures and assembles AC/DC and DC/DC power supplies and converters. Power General's customer base is comprised of original equipment manufacturers ("OEMs") and wholesale distributors servicing OEMs in the computer, computer peripherals, telecommunications, office equipment and machinery industries located principally in the North American and European market places.

         The accompanying financial statements were prepared to present the assets acquired and liabilities assumed of Power General by Ault Incorporated pursuant to the Asset Purchase Agreement between Ault Incorporated and Nidec America Corporation, dated July 16, 2002, and the related net revenues and direct expenses of Power General. The assets acquired consisted of inventories, machinery and equipment, technology, contract rights and certain intangibles, and the liabilities assumed primarily related to certain employee and customer related obligations. Since only certain assets were acquired and certain liabilities were assumed, statements of cash flows are not applicable. The financial statements are not intended to be a complete presentation of the financial position or results of operations of Power General.

         Although the Power General Division has operated as a separate business operation of Nidec America Corporation, it had no separate legal status as it was an integral part of Nidec America Corporation's overall operations. The Power General Division does not have its own cash accounts, and shares certain common customers, vendors, facilities (land and buildings), including computer hardware and software with another division of Nidec America Corporation, and certain employees have responsibilities covering both divisions. Additionally, the Power General Division benefited from certain corporatewide activities of Nidec America Corporation including corporate stewardship, insurance, financing, taxes and certain employee benefits. As a result, separate financial statements have not been maintained for the operations acquired by Ault Incorporated. The accompanying financial statements have been prepared from the historical records of Nidec America Corporation and do not purport to reflect the assets, liabilities, and revenues and expenses that would have resulted if Power General had operated as an unaffiliated independent company.

         The accompanying financial statements exclude only those costs not directly involved in revenue producing activities such as corporate overhead, taxes and interest.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Significant accounting policies associated with the attached financial statements include the following:

         FISCAL YEAR
         Power General's fiscal year-end is determined based on the Sunday closest to March 31. The fiscal years ended April 1, 2001 and March 31, 2002 were comprised of 53 and 52 weeks, respectively.

         USE OF ESTIMATES
         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities reported at the date of the financial statements and the reported amounts of net revenue and direct expenses in the financial statements. Actual results could differ from those estimates.

         REVENUE RECOGNITION
         The Power General business recognizes revenue at the time products are shipped and title passes to the customer. Shipping and handling fees charged to customers are recognized upon shipment of the products and are included in revenue. Net revenue represents sales to customers less an allowance for product returns. Allowances for product returns are based upon Power General's return policy and historical trends of actual returns. One customer comprised approximately 25% and 10% of sales during the years ended April 1, 2001 and March 31, 2002, respectively. Five customers comprised approximately 52% and 41% of net revenues for the years ended April 1, 2001 and March 31, 2002.

         INVENTORIES
         Inventories are valued at the lower of cost, determined on the first-in, first-out method, or market. Allowances for slow-moving and obsolete inventories are recorded based on market value, quantity on hand, historical sales and other factors related to the Power General Division's underlying business.

         MACHINERY AND EQUIPMENT
         Machinery and equipment are stated at cost. Depreciation is recorded for financial reporting purposes on the straight-line method over the estimated useful lives (3 to 5 years) of the assets. Expenditures for maintenance and repairs are charged to operations as incurred. Upon retirement, disposal or sale, the cost of assets disposed of and their related accumulated depreciation is removed from the accounts with the resulting gain or loss reflected in income. Direct operating expenses include depreciation expense of $346,900 and $295,200 for the years ended April 1, 2001 and March 31, 2002, respectively.

         IMPAIRMENT OF LONG LIVED ASSETS
         Power General reviews machinery and equipment for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value on a discounted cash flow basis.

         DIRECT EXPENSES
         Direct expenses in the accompanying statements of net revenues and direct expenses represent that portion of the total direct expenses of Nidec America Corporation incurred by Power General and/or allocated to Power General by Nidec America Corporation. These direct expenses are not necessarily indicative of the expenses that would have been incurred had the Power General business operated on a stand-alone basis. Expenses such as corporate charges, interest and income taxes are excluded. Direct expenses consist of the following:

         COST OF SALES
         Cost of sales consists of the cost of products sold to customers, the Company's inbound and outbound freight costs and allowances for damaged, defective or aged products. The cost of products is computed based on absorption of manufacturing costs using an allocation model for overhead charges and is not necessarily indicative of the costs that would have been incurred by an independent third-party manufacturer.

         SELLING, ADMINISTRATION AND ENGINEERING
         The Power General Division does not have entirely unique and separate manufacturing, selling, administrative and engineering expenses. Nidec America Corporation allocates facilities, information and network services and other selling, general and administrative services to Power General based upon the Power General Division's usage of such services.

3.       SEGMENT

         The Power General Division of Nidec America Corporation operates in one business segment, the manufacture and assembly of AC/DC and DC/DC power supplies and converters. All machinery and equipment is located in the United States. Net revenue based on the geographic location of the customer was as follows:

                                                      YEAR ENDED
                                              APRIL 1,           MARCH 31,
                                                2001               2002

         United States                      $ 20,003,221       $  5,179,719
         Europe                                1,832,773            208,938
                                            ------------       ------------
                                            $ 21,835,994       $  5,388,657
                                            ============       ============


         Net European revenue related to one customer which was an affiliate of the parent company of Nidec America Corporation.

4.       SUPPLEMENTAL CASH FLOW INFORMATION

         As described in Note 1, Nidec America Corporation's systems are not designed to trace centralized cash and related financing transactions to the specific cash requirements of the Power General Division. In addition, Nidec America Corporation's corporate transaction systems are not designed to track liabilities and payments on a business specific basis. Given these constraints, the following cash flow information is presented to facilitate analysis of key components of cash flow activity.

                                                                                     YEAR ENDED
                                                                             APRIL 1,           MARCH 31,
                                                                               2001               2002
         Net revenue less direct expenses                                 ($   767,045)      ($ 4,776,336)
         Depreciation                                                          346,900            295,200
         Inventory reserves                                                     34,781            290,000
         Changes in assets acquired and liabilities assumed:
            Inventories                                                        366,418            705,826
            Accrued vacation, holiday and sick pay                              23,459             19,224
            Accrued commissions                                               (146,649)           (36,886)
            Accrued agency fees                                                 (4,402)             2,922
                                                                           -----------        -----------
         Cash flows from operating activities                                 (146,538)        (3,500,050)

         Investment activities (capital expenditures)                         (348,680)           (79,174)
                                                                           -----------        -----------

         Net financing from Nidec America Corporation                     ($   495,218)      ($ 3,579,224)
                                                                           ===========        ===========

         There was a non-cash operating item increasing inventory by $241,835 in fiscal 2002 due to the resolution of certain customer cancellation charges.

         Net financing from Nidec America Corporation does not necessarily represent the cash flows of the Power General Division for the years ended April 1, 2001 and March 31, 2002 had this division operated as a separate entity.

b)       Pro Forma Financial Information


The following pro forma combined financial information has been prepared to reflect the Power General acquisition. The pro forma combined statement of operations has been prepared as if this transaction occurred on June 4, 2001, while the pro forma combined balance sheet has been prepared as if this transaction occurred on June 2, 2002.

Ault's fiscal year ends on the Sunday closest to May 31 of each year while Power General's fiscal year ends on the Sunday closest to March 31 of each year. Accordingly, as permitted by Regulation S-X under the Securities Act of 1933, as amended, for purposes of the pro forma combined income statement, the historical results for the year ended June 2, 2002 have been combined with Power General's historical results for the year ended March 31, 2002. For purposes of the pro forma combined balance sheet, the historical financial position as of June 2, 2002 has been combined with Power General's historical financial position as of March 31, 2002.

The Power General acquisition will be accounted for under the purchase method of accounting. Under this method of accounting, the identifiable assets and liabilities of the Power General business will be adjusted to their estimated fair values

The pro forma combined financial information has been prepared based on the foregoing and on other assumptions described in the related notes.

The pro forma combined financial information should be read together with Ault Inc.'s historical consolidated financial statements, which have been previously filed with the Securities and Exchange Commission, and those of Power General, including the related notes, which are included in this Current Report on Form 8-K. The following pro forma combined financial information does not purport to be indicative of the financial position or results of operations that would have been reported had the transactions been effected on the dates indicated, or which may be reported in the future.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED JUNE 2, 2002
(UNAUDITED)
(Amounts in Thousands, Except Per Share Data)
--------------------------------------------------------------------------------

                                                      POWER
                                    AULT, INC.       GENERAL
                                    -------------------------
                                    YEAR ENDED     YEAR ENDED
                                      JUNE 2,       MARCH 31,      PRO FORMA     PRO FORMA
                                       2002           2002        ADJUSTMENTS     COMBINED
                                     --------       --------       --------       --------
Net sales                            $ 41,032       $  5,389                      $ 46,421

Cost of sales                          33,088          6,016                        39,104
                                     --------       --------       --------       --------

Gross profit (loss)                     7,944           (627)                        7,317

Operating expenses                     11,968          4,149             24 a       16,141
                                     --------       --------       --------       --------

Operating loss                         (4,024)        (4,776)           (24)        (8,824)

Non operating expense                    (234)             0                          (234)
                                     --------       --------       --------       --------

Loss before income taxes               (4,258)        (4,776)           (24)        (9,058)

Income tax benefit                       (694)             0           (340)b       (1,034)
                                     --------       --------       --------       --------

Net income (loss)                      (3,564)        (4,776)           316         (8,024)

Preferred stock dividends                                               145 c          145
                                     --------       --------       --------       --------

Net income (loss) applicable to
common stock                         ($ 3,564)      ($ 4,776)      $    171       ($ 8,169)
                                     ========       ========       ========       ========

Net Loss per share:
   Basic                             ($  0.78)                                    ($  1.80)
   Diluted                           ($  0.78)                                    ($  1.80)

Weighted average common
shares outstanding:
   Basic                                4,541                                        4,541
   Diluted                              4,541                                        4,541

PRO FORMA COMBINED BALANCE SHEET
YEAR ENDED JUNE 2, 2002
(UNAUDITED)
(Amounts in Thousands, Except Per Share Data)
--------------------------------------------------------------------------------

                                                                         POWER
                                                       AULT, INC.       GENERAL
                                                       --------------------------
                                                       YEAR ENDED      YEAR ENDED
ASSETS                                                   JUNE 2,       MARCH 31,      PRO FORMA     PRO FORMA
                                                          2002           2002        ADJUSTMENTS     COMBINED
                                                        --------       --------       --------       --------
CURRENT ASSETS:
   Cash and cash equivalents                            $  4,775                     ($    366)e     $  4,409
   Trade receivables                                       7,012                                        7,012
   Inventories                                             8,502          1,014             34 d        9,550
   Other current assets                                    2,551                                        2,551
                                                        --------       --------       --------       --------
        Total Current Assets                              22,840          1,014           (332)        23,522

Property, Plant and Equipment                             20,784          2,683          1,080 d       24,547
Accumulated Depreciation                                   8,342          2,099                        10,441
                                                        --------       --------       --------       --------
   Net Property, Plant and Equipment                      12,442            584          1,080         14,106
   Other Assets                                            1,415                                        1,415
                                                        --------       --------       --------       --------
        Total Assets                                    $ 36,697       $  1,598       $    748       $ 39,043
                                                        ========       ========       ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Notes Payable                                        $  3,171                                     $  3,171
   Trade Payables                                          4,717                                        4,717
   Accrued and Other Expenses                                868            190             82 d        1,140
                                                        --------       --------       --------       --------
        Total Current Liabilities                          8,756            190             82          9,028

Long Term Debt                                             2,754                                        2,754
Other                                                        434                                          434
Redeemable Convertible Preferred Stock                                                   2,074 e        2,074

STOCKHOLDERS' EQUITY
   Common stock                                           20,858                                       20,858
   Note receivable from sale of common stock                (100)                                        (100)
   Accumulated other comprehensive loss                     (922)                                        (922)
   Retained earnings                                       4,917          1,408         (1,408)d        4,917
                                                        --------       --------       --------       --------
        Total Stockholders' Equity                        24,753          1,408         (1,408)        24,753
                                                        --------       --------       --------       --------
        Total Liabilities and Stockholders' Equity      $ 36,697       $  1,598       $    748       $ 39,043
                                                        ========       ========       ========       ========

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


(a) The adjustment reflects the incremental depreciation expense as a result of the Power General acquisition by Ault. The additional assets will be depreciated over 5 years.
(b) The total income tax provision was adjusted for the effects of the pro forma adjustments. The revised effective tax rate is the result of the availability of the benefit that will be realized from the loss carrybacks, while not recording any benefit from the loss carryforwards, because it was not more likely than not they will be able to use such losses.
(c) The preferred stock dividend expense was recorded to reflect the issuance of 2,074 shares of redeemable convertible preferred stock and the applicable dividend expense.
(d) Reflects the allocation of the purchase price over tangible assets, as well as, the accrual of costs directly attributable to the completion of the acquisition, and the elimination of Power General equity.
(e) Reflects the cash used and preferred stock issued by the Company for the purchase.

(c)      Exhibits - none

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                         AULT INCORPORATED

                                                         By: /s/ Donald L. Henry
                                                             -------------------
                                                         Donald L. Henry
                                                         Chief Financial Officer


Dated: September 30, 2002